UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 11, 2014

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089

(Address of principal executive offices, including ZIP code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On June 11, 2014, Rambus Inc. issued a press release announcing that Rambus Inc. has signed a patent license agreement with Qualcomm Global Trading Pte. Ltd., a subsidiary of Qualcomm Incorporated.

On June 11, 2014, Rambus Inc. issued a press release announcing that Qualcomm Global Trading Pte. Ltd., a subsidiary of Qualcomm Incorporated, has entered into a license for the CryptoManager™ security and feature management platform developed by the Cryptography Research (CRI) division of Rambus Inc.

On June 11, 2014, Rambus Inc. issued a press release announcing the CryptoManager™ Secure Feature Management platform.

On June 11, 2014, Rambus Inc. issued a press release updating its revenue guidance for the quarter ending June 30, 2014.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated June 11, 2014 announcing that Rambus Inc. has signed a patent license agreement with Qualcomm Global Trading Pte. Ltd., a subsidiary of Qualcomm Incorporated.

99.2

Press release dated June 11, 2014 announcing that Qualcomm Global Trading Pte. Ltd., a subsidiary of Qualcomm Incorporated, has entered into a license for the CryptoManager™ security and feature management platform developed by the Cryptography Research (CRI) division of Rambus Inc.

99.3	Press release dated June 11, 2014 announcing the CryptoManager™ Secure Feature Management platform.

99.4	Press release dated June 11, 2014 updating revenue guidance for the quarter ending June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2014	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated June 11, 2014 announcing that Rambus Inc. has signed a patent license agreement with Qualcomm Global Trading Pte. Ltd., a subsidiary of Qualcomm Incorporated.

99.2

Press release dated June 11, 2014 announcing that Qualcomm Global Trading Pte. Ltd., a subsidiary of Qualcomm Incorporated, has entered into a license for the CryptoManager™ security and feature management platform developed by the Cryptography Research (CRI) division of Rambus Inc.

99.3	Press release dated June 11, 2014 announcing the CryptoManager™ Secure Feature Management platform.

99.4	Press release dated June 11, 2014 updating revenue guidance for the quarter ending June 30, 2014.